UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2018

INNSUITES HOSPITALITY TRUST

(Exact Name of Registrant as Specified in Charter)

Ohio	001-07062	34-6647590
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

InnSuites Hotels Centre, 1730 E. Northern Avenue, Suite 122
Phoenix, AZ	85020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 944-1500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers. Submission of Matters to a Vote of Security Holders.

At the 2017 Annual Meeting of Shareholders of InnSuites Hospitality Trust (the “Trust”) held on January 29, 2018, the Shareholders approved of the 2017 Equity Incentive Plan (the “2017 Plan”) which was previously approved by the InnSuites Hospitality Trusts’ Board of Trustees on June 19, 2017. The purpose of the 2017 Plan is to attract and retain non-employee Trustees, consultants, officers and other key employees of the Trust and to provide those persons with incentives and rewards for superior performance.

Description of the 2017 Plan

The 2017 Plan authorizes the Trust to grant equity-based and cash-based incentive compensation in the form of stock options, stock appreciation rights (or “SARs”), restricted shares, restricted share units, other share-based awards and cash-based awards. The principal features of the 2017 Plan are summarized below.

General Provisions of the 2017 Plan

The 2017 Plan authorizes the issuance of up to a total of 1,600,000 shares of beneficial interest. As shareholder approval was obtained on the 2017 Plan, no further awards will be made under the InnSuites Hospitality Trust 1997 Equity Incentive Plan (the “Prior Plan”). All of the shares authorized under the 2017 Plan may be granted with respect to incentive stock options.

Plan Limits

The 2017 Plan imposes various sub-limits on the number of shares of beneficial interest that may be issued to any individual during any calendar year under awards that are intended to qualify for the performance-based compensation exception to Section 162(m) of the Internal Revenue Code. In particular, for any calendar year, the following limits shall apply with respect to awards intended to qualify as performance-based compensation:

●	The maximum number of shares subject to restricted shares, stock options or SARs granted in any calendar year to any one participant shall be 1,200,000 shares.

●	The maximum number of shares that may be issued pursuant to restricted share units or other share-based awards granted in any calendar year to any one participant shall be 1,200,000 shares.

●	The maximum amount of compensation that may be paid under cash-based awards or other share-based awards granted in any calendar year to any one participant shall be $3,000,000, or a number of shares having a fair market value not exceeding that amount.

●	The maximum dividend equivalents that may be paid in any calendar year to any one participant shall be $300,000, or a number of shares having a fair market value not exceeding that amount.

The 2017 Plan also imposes a limit on awards to non-employee Trustees, such that the aggregate grant date fair value (as determined for financial accounting purposes) of all awards that may be granted to any one non-employee Trustee under the 2017 Plan during a year will not exceed $100,000.

Administration of the 2017 Plan.

The 2017 Plan will be administered by the Compensation Committee of the Board of Trustees of the Trust (or such other committee as may be appointed by the Board of Trustees in accordance with applicable laws). The Board of Trustees may reserve to itself any or all of the authority of the Compensation Committee, and the Board of Trustees or the Compensation Committee may delegate any or all of its authority to one or more directors or employees to the extent permitted by applicable laws.

Eligibility for Awards.

The 2017 Plan authorizes the Compensation Committee to make awards to any of our employees, consultants or non-employee Trustees. The selection of participants and the nature and size of awards are within the discretion of the Compensation Committee. As of February 1, 2018, there are approximately 200 employees, zero consultants and 3 independent Trustees who could be eligible to receive awards under the 2017 Plan.

Term and Amendment.

The 2017 Plan become effective upon approval by the shareholders of the Trust on January 29, 2018 and will remain in effect until June 18, 2027. The Prior Plan will be terminated effective on the date of shareholder approval of the 2017 Plan, although outstanding awards granted under the Prior Plan will remain outstanding in accordance with their terms.

The Board of Trustees may amend or terminate the 2017 Plan at any time, provided that the 2017 Plan may not be amended without shareholder approval where required by applicable laws. Generally, the amendment or termination of the 2017 Plan or of any award agreement may not adversely affect in a material way any outstanding award without the consent of the participant holding the award.

The foregoing description is not intended to be complete and is incorporated herein by reference to the full text of (a) the InnSuites Hospitality Trust 2017 Equity Incentive Plan, which is filed as Exhibit 10.1 to the Current Report on Form 8-k filed on January 31, 2018, (b) Form of Nonqualified Stock Option Agreement under the InnSuites Hospitality Trust 2017 Equity Incentive Plan (incorporated by reference to Exhibit 4.3 to the Registrants’ Statement on Form S-8 filed with the Commission on January 31, 2018), (c) Form of Trustee Restricted Share Agreement under the InnSuites Hospitality Trust 2017 Equity Incentive Plan (incorporated by reference to Exhibit 4.4 to the Registrants’ Statement on Form S-8 filed with the Commission on January 31, 2018) and (d) InnSuites Hospitality Trust Registration Statement (incorporated by reference to the Registrants’ Statement on Form S-8 filed with the Commission on January 31, 2018).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InnSuites Hospitality Trust

By:	/s/ Adam B. Remis
Adam B. Remis
Chief Financial Officer

Date: February 1, 2018

EXHIBIT INDEX

Exhibit No.	Description

10.1	InnSuites Hospitality Trust 2017 Equity Incentive Plan (incorporated by reference to Exhibit 10.1 to the Registrants’ Current Report on Form 8-k filed with the Commission on January 31, 2018).

10.2	InnSuites Hospitality Trust Registration Statement (incorporated by reference to the Registrants’ Statement on Form S-8 filed with the Commission on January 31, 2018).

10.3	Form of Nonqualified Stock Option Agreement under the InnSuites Hospitality Trust 2017 Equity Incentive Plan (incorporated by reference to Exhibit 4.3 to the Registrants’ Statement on Form S-8 filed with the Commission on January 31, 2018).

10.4	Form of Trustee Restricted Share Agreement under the InnSuites Hospitality Trust 2017 Equity Incentive Plan (incorporated by reference to Exhibit 4.4 to the Registrants’ Statement on Form S-8 filed with the Commission on January 31, 2018).